SECOND AMENDED AND RESTATED BORROWERS GUARANTY


                  SECOND AMENDED AND RESTATED GUARANTY (as amended, modified or supplemented from time to time, this "Guaranty"), dated as of June 18, 1992, as amended and restated as of December 21, 1993, and as further amended and restated as of August 1, 1995, made by each of the undersigned (each a "Guarantor", and together with any other entity that becomes a party to this Guaranty pursuant to Section 21 hereof, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as hereinafter defined) shall be used herein as so defined.


                             W I T N E S S E T H :


                  WHEREAS,  Silgan  Corporation  ("Silgan"),  Silgan  Containers
Corporation ("Containers"), Silgan Plastics Corporation ("Plastics", and together with Containers and Silgan, collectively, the "Borrowers", and each a "Borrower"), the lenders from time to time party thereto (the "Banks"), Bank of America Illinois, as a Co-Arranger and as Documentation Agent, and Bankers Trust Company, as a Co-Arranger and as Administrative Agent (the "Administrative Agent," and together with the Banks and the Collateral Agent, the "Bank Creditors") are party to the Credit Agreement, dated as of August 1, 1995 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of the Loans and the issuance of, and participation in, Letters of Credit, as contemplated therein;

                  WHEREAS, one or more of the Borrowers are, or may from time to time in the future be, party to one or more interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars, and similar agreements) (collectively, "Interest Rate Protection Agreements") with any Bank or an affiliate of a Bank, each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, are herein called the "Interest Rate Protection Creditors", and together with the Bank Creditors, the "Secured Creditors");

                  WHEREAS, each Guarantor (other than Silgan) is a Wholly-Owned Subsidiary of Silgan;

                  WHEREAS, the Guarantors (other than AN Can) have heretofore entered into a Guaranty, dated as of June 18, 1992, as amended and restated as of December 21, 1993 (as amended, modified or supplemented to the date hereof, the "Original Borrowers Guaranty");

                  WHEREAS, it is a condition to the above-mentioned extensions of credit to the Borrowers that each Guarantor shall have executed and delivered this Guaranty; and

                  WHEREAS, each Guarantor will obtain benefits as a result of the extensions of credit to the Borrowers under the Credit Agreement and the execution, delivery and performance of the Interest Rate Protection Agreements and, accordingly, each Guarantor desires to enter into this Guaranty in order to satisfy the condition described in the preceding paragraph and to amend and restate the Original Borrowers Guaranty in the form of this Guaranty;


                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

                  1.(a) Silgan hereby irrevocably and unconditionally guarantees
(x) to each Bank Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal of and interest on each Revolving Note and Swingline Note issued to such Bank Creditor under the Credit Agreement, together with all other liabilities and obligations of each other Borrower (including, without limitation, to repay all Revolving Loans, Swingline Loans and Unpaid Drawings with respect to Letters of Credit and all Fees, indemnities and interest related to the foregoing) to such Bank Creditor incurred or to be incurred under the Credit Agreement or any other Credit Document and the due performance and compliance by each other Borrower with the terms, conditions and agreements contained in the Credit Documents, in each case in respect of the Revolving Notes, the Swingline Notes and the Letters of Credit (all such Notes, liabilities and obligations are herein collectively called the "Silgan Guaranteed Credit Agreement Obligations") and (y) to each Interest Rate Protection Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations of any other Borrower owing under any Interest Rate Protection Agreement, whether now in existence or hereafter arising, and the due performance and compliance with all the terms, conditions and agreements contained therein (all such obligations and liabilities being herein collectively called the "Silgan Guaranteed Interest Rate Protection Obligations"; and together with the Silgan Guaranteed Credit Agreement Obligations are herein collectively called the "Silgan Guaranteed Obligations");

                  (b) Containers hereby irrevocably and unconditionally guarantees (x) to each Bank Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal of and interest on each A Term Note and B Term Note issued by Silgan, and each Revolving Note and Swingline

Note issued by Plastics, in each case to such Bank Creditor under the Credit Agreement, together with all other liabilities and obligations of each other Borrower (including, without limitation, to repay all such A Term Loans, B Term Loans, Revolving Loans, Swingline Loans and Unpaid Drawings with respect to Letters of Credit issued for the account of Plastics and all Fees, indemnities and interest related to the foregoing) to such Bank Creditor incurred or to be incurred under the Credit Agreement or any other Credit Document and the due performance and compliance by each other Borrower with the terms, conditions and agreements contained in the Credit Documents, in each case in respect of such A Term Notes, B Term Notes, Revolving Notes, Swingline Notes and Letters of Credit (all such Notes, liabilities and obligations are herein collectively called the "Containers Guaranteed Credit Agreement Obligations") and (y) to each Interest Rate Protection Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations of any other Borrower owing under any Interest Rate Protection Agreement, whether now in existence or hereafter arising, and the due performance and compliance with all the terms, conditions and agreements contained therein (all such obligations and liabilities being herein collectively called the "Containers Guaranteed Interest Rate Protection Obligations"; and together with the Containers Guaranteed Credit Agreement Obligations are herein collectively called the "Containers Guaranteed Obligations");

                  (c) Plastics hereby irrevocably and unconditionally guarantees
(x) to each Bank Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal of and interest on each A Term Note and B Term Note issued by Silgan, and each Revolving Note and Swingline Note issued by Containers, in each case to such Bank Creditor under the Credit Agreement, together with all other liabilities and obligations of each other Borrower (including, without limitation, to repay all such A Term Loans, B Term Loans, Revolving Loans, Swingline Loans and Unpaid Drawings with respect to Letters of Credit issued for the account of Containers and all Fees, indemnities and interest related to the foregoing) to such Bank Creditor incurred or to be incurred under the Credit Agreement or any other Credit Document and the due performance and compliance by each other Borrower with the terms, conditions and agreements contained in the Credit Documents, in each case in respect of such A Term Notes, B Term Notes, Revolving Notes, Swingline Notes and Letters of Credit (all such Notes, liabilities and obligations are herein collectively called the "Plastics Guaranteed Credit Agreement Obligations") and
(y) to each Interest Rate Protection Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations of any other Borrower owing under any Interest Rate Protection
Agreement, whether now in existence or hereafter arising, and the due performance and compliance with all the terms, conditions and agreements contained therein (all such obligations and liabilities being herein collectively called the "Plastics Guaranteed Interest Rate Protection Obligations"; and together with the Plastics

Guaranteed Credit Agreement Obligations are herein collectively called the "Plastics Guaranteed Obligations"); and

                  (d) Each Guarantor (other than Silgan, Containers and Plastics) hereby irrevocably and unconditionally guarantees (i) to each Bank Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on each Note issued to such Bank Creditor under the Credit Agreement, together with all other liabilities and obligations of each Borrower (including, without limitation, to repay all Loans and Unpaid Drawings with respect to Letters of Credit, and all Fees, indemnities and interest related to the foregoing) to such Bank Creditor incurred or to be incurred under the Credit Agreement or any other Credit Document and the due performance and compliance by each Borrower with the terms, conditions and agreements contained in the Credit Documents (all such Notes, obligations and liabilities being herein collectively referred to as the "Other Guaranteed Credit Agreement Obligations") and (ii) to each Interest Rate Protection Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations of any Borrower owing under any Interest Rate Protection Agreement, whether now in existence or hereafter arising, and the due performance and compliance with all the terms, conditions and agreements contained therein (all such obligations and liabilities being herein collectively called the "Other Guaranteed Interest Rate Protection Obligations"; and together with the Other Credit Agreement Obligations are herein collectively called the "Other Guaranteed Obligations," and the Other Guaranteed Obligations, together with the Silgan Guaranteed Obligations, the Containers Guaranteed Obligations and the Plastics Guaranteed Obligations are herein collectively called the "Guaranteed Obligations").

                  (e) Each Guarantor understands, agrees and confirms that each Secured Creditor may enforce this Guaranty up to the full amount of such Guarantor's Guaranteed Obligations without proceeding against any Borrower, against any security such Guaranteed Obligations, against any other Guarantor, against any other guarantor or under any other guaranty covering such Guaranteed Obligations. This Guaranty shall constitute a guaranty of payment and not of collection.

                  2. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Secured Creditors against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor).

                  3. Any Secured Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to any Guarantor and without impairing or releasing the obligations of any Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                  (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                  (c) exercise or refrain from exercising any rights against any of the Borrowers or others or otherwise act or refrain from acting;

                  (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly, in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Borrower to creditors of such Borrower other than the Secured Creditors and the Guarantors;

                  (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Borrower to the Secured Creditors regardless of what liability or liabilities of such Borrower remain unpaid;

                  (f) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements or the Credit Documents, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements or the Credit Documents or any of such other instruments or agreements; and/or

                  (g) act or fail to act in any manner referred to in this Guaranty which may deprive any Guarantor of its right to subrogation against any Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

                  4. No invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty is a primary obligation of each of the Guarantors.

                  5. If and to the extent that any Guarantor makes any payment to a Secured Creditor or to any other Person pursuant to or in respect of this Guaranty, any claim which such Guarantor may have under the Contribution Agreement or otherwise against any Borrower by reason thereof shall be subject and subordinate to the prior payment in full of (i) the Guaranteed Obligations of each Secured Creditor and (ii) the obligations of each Guarantor under the Existing Senior Secured Note Documents.

                  6. (a) Each Guarantor hereby waives (i) all rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) to the claims of the Secured Creditors against any Borrower or any other guarantor of the Guaranteed Obligations (collectively, the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty, (ii) any right to enforce any other remedy which the Secured Creditors now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of any Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Secured Creditors to secure payment of the indebtedness of any Borrower and (iii) all claims (as such term is defined in the Bankruptcy Code) it may at any time otherwise have against any Other Party arising from any transaction whatsoever, including without limitation its right to assert or enforce any such claims; provided that in the case of clause (i), (ii) and (iii) above, each Guarantor (other than Silgan) does not waive its right of contribution from any other Guarantor (other than Silgan), in each case as provided in the Contribution Agreement.

                  (b) Each Guarantor understands, is aware and hereby acknowledges that to the extent the Guaranteed Obligations are secured by real property located in the State of California, such Guarantor shall be liable for the full amount of its liability hereunder notwithstanding foreclosure on such real property by trustee sale or any other reason impairing such Guarantor's or any Secured Creditors' right to proceed against any Borrower. Each Guarantor hereby waives, to the fullest extent permitted by law, all rights and benefits under Section 2809 of the California Civil Code purporting to reduce a guarantor's obligation in proportion to the principal obligation. Each Guarantor hereby waives all rights and benefits under Section 580a of the California Code of Civil Procedure purporting to limit the amount of any deficiency judgment which might be recoverable following the occurrence of a trustee's sale under a deed of trust and all rights and benefits under Section 580b of the California Code of Civil Procedure stating that no deficiency may be recovered on a real property purchase money obligation. Each Guarantor further understands, is aware and hereby acknowledges that if the Secured Creditors elect to nonjudicially foreclose on any real property security located in the State of California any right of subrogation of such Guarantor against the Secured Creditors may be impaired or extinguished and that as a result of such impairment or extinguishment of subrogation rights, such Guarantor will have a defense to a deficiency judgment arising out of the operation of (i) Section 580d of the California Code of Civil Procedure which states that no deficiency may be recovered on a note secured by a deed of trust on real property in case such real property is sold under the power of sale contained in such deed of trust, and (ii) related principles of estoppel. To the fullest extent permitted by law, each Guarantor waives all rights and benefits and any defense arising out of the operation of Section 580d of the California Code of Civil Procedure and related principles of estoppel, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other party or any security. In addition, each Guarantor hereby waives, to the fullest extent permitted by applicable laws, without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to such Guarantor under Section 726 of the California Code of Civil Procedure and all rights and benefits which might otherwise be available to such Guarantor under California Civil Code Sections 2809, 2810, 2815, 2819, 2821, 2839, 2845, 2848, 2849, 2850, 2899 and 3433.

                  (c) Each Guarantor hereby further waives: (1) all rights and defenses arising out of an election of remedies by the Secured Creditors, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the principal by the operation of
Section 580d of the California Code of Civil Procedure or otherwise; (2) such Guarantor's rights of subrogation and reimbursement and any other rights and defenses available to such Guarantor by reason of: (a) California Civil Code Sections 2787 to 2855, inclusive, including, without limitation, (i) any defenses such Guarantor may have to the Guaranteed Obligations by reason of an election of remedies by the Secured Creditors and (ii) any rights or defenses such Guarantor may have by reason of protection afforded to the principal borrower with respect to the obligation so guaranteed pursuant to the antideficiency or other laws of the State of California limiting or discharging the borrower's indebtedness, including, without limitation, California Code of Civil Procedure Sections 580a, 580b, 580d or 726.

                  7. In order to induce the Bank Creditors to make the Loans and to issue the Letters of Credit pursuant to the Credit Agreement, and in order to induce the Interest Rate Protection Creditors to perform the Interest Rate Protection Agreements, each Guarantor hereby makes and confirms each and every representation and warranty made by it in Section 6 of the Credit Agreement to the same extent as if set forth herein in their entirety.

                  8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle any Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand.

                  9. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

                  10. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Required Banks.

                  11. Each Guarantor acknowledges that an executed (or conformed) copy of the Credit Agreement has been made available to its principal executive officers and such officers are familiar with their respective contents.

                  12. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement) or any condition, event, or act which with notice or lapse of time, or both, would constitute such an Event of Default, each Secured Creditor is hereby authorized at any time or from time to time with the prior consent of the Administrative Agent or the Required Banks, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of any Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

                  13. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of a Guarantor, at its address set forth opposite its signature below, (ii) in the case of any Bank Creditor, as provided in the Credit Agreement and (iii) in the case of any Interest Rate Protection Creditor, at such address as such Interest Rate Protection Creditor shall have specified in writing to any Guarantor and the Administrative Agent; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                  14. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property, or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including any Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any A Term Note, B Term Note, Revolving Note or Swingline Note, as the case may be, or any Interest Rate Protection Agreement or other instrument evidencing any liability of any Borrower, and each Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  15. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by any Borrower or others (including any Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantors against any Secured Creditor shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

                  16. (A) THIS  GUARANTY AND THE RIGHTS AND  OBLIGATIONS  OF THE
PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT TO WHICH ANY GUARANTOR IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEMS, 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE

AVAILABLE TO ACT AS SUCH, EACH GUARANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT FOR THE BANKS UNDER THIS GUARANTY. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH GUARANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY OF THE SECURED CREDITORS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION.

                  (B) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  17. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

                  18. The indebtedness and obligations evidenced hereby are secured by, among other things, the Security Documents, including, without limitation, those certain Deed of Trust, Assignment of Leases and Rents and Security Agreements, in each case dated as of August 28, 1987, executed by Containers to David Frantze, Trustee, for the benefit of Bankers Trust Company, as Collateral Agent, which Deed of Trust, Assignment of Leases and Rents and Security Agreements create liens upon real property in Buchanan and Lawrence counties, Missouri.

                  19. In the event that all of the capital stock of one or more Guarantors is sold in connection with a sale permitted by the Credit Agreement and the proceeds of such sale or sales are applied in accordance with the provisions of Section 4.02 of the Credit Agreement, to the extent applicable, each Guarantor (x) all of the capital stock of which is so sold or (y) which is a Subsidiary of a Guarantor all of the capital stock of which is so sold, shall be released from this Guaranty and this Guaranty shall, as to each Guarantor or Guarantors, terminate, and have no further force or effect.

                  20. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

                  21. It is understood and agreed that any Subsidiary of Silgan that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

                  22. Notwithstanding anything to the contrary contained in this Guaranty, the Original Borrowers Guaranty continues in full force and effect as to the guaranteed obligations covered thereby in the event that Section 14 of the Original Borrowers Guaranty becomes applicable.

                                                       * * *

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address:
4 Landmark Square                          SILGAN CORPORATION
Suite 400
Stamford, Connecticut  06901
Attention:  President                      By /s/ Harley Rankin, Jr.
                                              ----------------------------------
                                              Title: Executive Vice President
                                                     and Chief Financial Officer


4 Landmark Square                          SILGAN CONTAINERS CORPORATION
Suite 400
Stamford, Connecticut  06901
Attention:  President                      By /s/ Harley Rankin, Jr.
                                              ----------------------------------
                                              Title:  Vice President

4 Landmark Square                          SILGAN PLASTICS CORPORATION
Suite 400
Stamford, Connecticut  06901
Attention:  President                      By /s/ Harley Rankin, Jr.
                                              ----------------------------------
                                              Title:  Vice President and
                                                       Treasurer


4 Landmark Square                          CALIFORNIA-WASHINGTON CAN
Suite 400                                  CORPORATION
Stamford, Connecticut  06901
Attention:  President
                                           By /s/ Harley Rankin, Jr.
                                              ----------------------------------
                                              Title:  Vice President


4 Landmark Square                          SCCW CAN CORPORATION
Suite 400
Stamford, Connecticut  06901
Attention:  President
                                           By /s/ Harley Rankin, Jr.
                                              ----------------------------------
                                              Title:  Vice President

ACCEPTED AND AGREED TO:

BANKERS TRUST COMPANY,
  as Administrative Agent
  for the Banks

By /s/ Dana Klein
  Title:  Vice President